SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

NFINITI INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

NFINITI INC.

112 North Curry Street

Carson City, Nevada 89703

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about  April ___, 2025 to the holders of record as of the close of business on  April ___, 2025, of the common stock of NFiniTi inc., a Nevada corporation (“NFiniTi”).

The Board of Directors of NFiniTi and 1 stockholder holding an aggregate of 330,000,000 shares of common stock issued and outstanding as of February 20, 2025, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of a 1-for-500 reverse stock split of the issued and outstanding shares of our common Stock; and

(2)	The approval of an Amendment to our Articles of Incorporation to change the name our company to Artisan Beverages, Inc.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and NFiniTi’s Articles of Incorporation and Bylaws to approve the actions.  Accordingly, the actions will not be submitted to the other stockholders of NFiniTi for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

NFiniTi will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. NFiniTi will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of NFiniTi’s common stock.

NFiniTi will only deliver one Information Statement to multiple security holders sharing an address unless NFiniTi has received contrary instructions from one or more of the security holders. Upon written or oral request, NFiniTi will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  NFiniTi inc., 80 W. Liberty Street, Suite 880, Reno, Nevada 89501, Attn: Brian Johnston, Chief Executive Officer.  Mr. Johnston may also be reached by telephone at (778) 372-9794.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to NFiniTi’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of NFiniTi’s outstanding capital stock is required to effect the action described herein.  NFiniTi’s Articles of Incorporation, as amended, does not authorize cumulative voting.  As of the record date, NFiniTi had 450,000,000 shares of common stock issued and outstanding.  The voting power representing not less than 225,000,001 shares of common stock is required to pass any stockholder resolutions.  The consenting stockholder is the record and beneficial owner of 330,000,000 shares of common stock, which represents approximately 73.3% of the issued and outstanding shares of NFiniTi’s common stock.  Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated February 20, 2025.   No consideration was paid for the consent.  The consenting stockholders’ names, affiliation with NFiniTi, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Summit Consumer Products Inc.	Greater than 10% holder of common stock	330,000,000 shares of common stock	73.3% (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On February 10, 2025, NFiniTi entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among NFiniTi, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of one stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.  The agreements and transactions pursuant to the Share Exchange Agreement were consummated on February 13, 2025.

Under the terms and conditions of the Share Exchange Agreement, the Company offered and sold 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Prior to consummation of the Share Exchange Agreement, Summit Consumer Products, was Artisan Beverages’s sole stockholder, then being the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The offer and sale of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represented 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.

Immediately prior to consummation of the Share Exchange Agreement, NFiniTi’s Articles of Incorporation authorized only 450,000,000 shares of common stock, and 120,000,000 shares of common stock were already issued and outstanding, leaving 330,000,000 shares authorized to issue to Summit Consumer Products, which is an insufficient number of share of common stock to complete the issuance of all 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  The balance of shares of common stock outstanding and due to be issued to Summit Consumer Products under the Share Exchange Agreement is 15,458,578,500 (330,000,000 shares have already been issued).

Giving effect the 1-for-500 reverse stock split disclosed in this Information Statement on Schedule 14C, as amended, under the terms and conditions of the Share Exchange Agreement, NFiniTi will issue 30,917,157 shares to Summit Consumer Products (instead of 15,458,578,500).

The following table sets forth, as of February 28, 2025, certain information regarding the ownership of the Company’s capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group.  Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 28, 2025 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 450,000,000 shares of common stock issued and outstanding on a fully diluted basis, as of February 28, 2025.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Summit Consumer Products Inc.	15,788,578,500 (6)	100.0%
Common Stock	Brian Johnston (3)(5)	5,139,732,000	32.3%
Common Stock	Michael Watler (5)	3,250,000,000	20.4%
Common Stock	Travis Winczura (5)	1,535,845,000	9.6%
Common Stock	Leah Murjiru (5)	1,419,036,000	8.9%
Common Stock	Greg Darroch (5)	909,375,000	5.7%
Common Stock	Laurie Darroch (5)	909,375,000	5.7%
Common Stock	Neville Joanes (4)(5)	112,500	*
All directors and executive officers as a group (1 person)		5,139,844,500	32.3%

(1)	As of February 10, 2025, we had 450,000,000 shares of common stock outstanding.
(2)	Unless otherwise noted, the address of each person listed is c/o NFiniTi inc., 80 W. Liberty Street, Suite 880, Reno, Nevada 89501
(3)

Appointed President, Secretary, Treasurer and director on February 7, 2025. 3,312,500,000 shares beneficially held by Verano Contracting Ltd., a British Columbia corporation, and 1,827,232,000 shares beneficially held by Tactical Funds Ltd., a British Columbia corporation. 1,535,845,000 .

(4)	Appointed director on February 7, 2025.
(5)	Shares held directly by Summit Consumer Products, Inc., and reflect stockholder’s percentage ownership in Summit Consumer Products, Inc.
(6)

330,00,000 shares issued and 15,458,578,500 shares outstanding and due to be issued under the Share Exchange Agreement.  Giving effect the 1-for-500 reverse stock split disclosed in this Information Statement on Schedule 14C, as amended, under the terms and conditions of the Share Exchange Agreement, NFiniTi will issue 30,917,157 shares to Summit Consumer Products (instead of 15,458,578,500).

*Less than 1%

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended December 31, 2024 and 2023:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Brian	2024	0	0	0	0	0	0	0	0
Johnston (1)	2023	0	0	0	0	0	0	0	0

Neville	2024	0	0	0	0	0	0	0	0
Joanes (2)	2023	0	0	0	0	0	0	0	0

Michael	2024	0	0	0	0	0	0	0	0
Noble (3)	2023	0	0	0	0	0	0	0	0

___________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

Employment Agreements

We have no employment agreement with any person.

Stock Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2024:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian Johnston (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Neville Joanes (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Michael Noble (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

___________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

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Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2024.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal period ended December 31, 2024, provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Brian Johnston (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Neville Joanes (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Michael Noble (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

Securities Authorized for Issuance under Equity Compensation Plans

NFiniTi has no equity compensation plans

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CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of NFiniTi which may result in a change in control of NFiniTi

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. ONE-FOR-FIVE HUNDRED REVERSE STOCK SPLIT

On February 20, 2025 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse stock split of all issued and outstanding shares of common stock of NFiniTi, at a ratio one-for-five hundred (1:500) (the “Reverse Stock Split”). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of NFiniTi, which date we anticipate to be on or about March 31, 2025.

A table illustrating the impact of the Reverse Stock Split and resulting increase in authorized shares is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Reverse Stock Split	450,000,000	450,000,000	-0-	-0-
After Reverse Stock Split	900,000	450,000,000	-0-	-0-

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The reverse split will not change the number of authorized shares of common stock or the par value of NFiniTi’s common stock.  Except for any changes as a result of the treatment of fractional shares, each stockholder of NFiniTi will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the split.

NFiniTi has no current plans, proposals or arrangements for the issuance of the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split.

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Purpose

The Board of Directors believed that it was in the best interests of NFiniTi to implement a Reverse Stock Split on the basis that the high number of issued and outstanding shares of common stock of NFiniTi would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which have an excessive number of shares of common stock issued and outstanding.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split will have possible anti-takeover effects.

Management of NFiniTi may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of NFiniTi.

There can be no assurance that the total projected market capitalization of NFiniTi’s common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the price per share of NFiniTi’s common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of NFiniTi common stock (the “New Shares”) after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of NFiniTi common stock (the “Old Shares”) outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of NFiniTi’s common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of NFiniTi’s common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors, and a decline in the market price for NFiniTi’s common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of NFiniTi’s common stock could be adversely affected following a Reverse Stock Split.

The market price of NFiniTi’s common stock will also be based on NFiniTi’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of NFiniTi’s common stock declines, the percentage decline as an absolute number and as a percentage of NFiniTi’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a Reverse Stock Split are lower than they were before the Reverse Stock Split. Furthermore, the liquidity of NFiniTi’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

NFiniTi’s common stock trades as a “penny stock” classification which limits the liquidity for NFiniTi’s common stock.

NFiniTi’s stock is subject to “penny stock” rules as defined in Rule 3a51-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. NFiniTi’s common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

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As a result, all brokers or dealers involved in a transaction in which NFiniTi’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of NFiniTi’s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  NFiniTi also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares.  An orderly market is not assured or implied as to NFiniTi’s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for NFiniTi’s common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Changes  - 10 Old Shares and owned by a stockholder would be exchanged for 1 New Share and the number of shares of NFiniTi’s common stock issued and outstanding will be decreased proportionately based on the Reverse Stock Split.

If approved and effected, the Reverse Stock Split will be effected simultaneously for all of NFiniTi’s issued and outstanding common stock.  While the intent is for the proposed reverse split to affect all of NFiniTi’s stockholders uniformly, the process of rounding up when any of NFiniTi’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in NFiniTi.

The Reverse Stock Split does not materially affect the proportionate equity interest in NFiniTi of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares – Any fractional shares of common stock resulting from the reverse split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in NFiniTi.

Authorized Shares – The reverse split will not change the number of authorized shares of common stock of NFiniTi, as stated in NFiniTi’s Articles of Incorporation, as amended.

Accounting Matters – The Reverse Stock Split will not affect the par value of NFiniTi’s common stock.  As a result, as of the effective time of the Reverse Stock Split, the stated capital on NFiniTi’s balance sheet attributable to NFiniTi’s common stock will be increased proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of NFiniTi’s common stock will be restated because there will be a lesser number shares of NFiniTi’s common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of common stock of NFiniTi will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of NFiniTi to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

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Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split.  The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor.  The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

NFiniTi’s view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

II.  AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On February 20, 2025 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “NFiniTi inc.” to “Artisan Beverages, Inc.”

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of NFiniTi.  We anticipate the effective date to be on or about  April 30, 2025.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

NFiniTi’s Annual Report on Form 10-K for the year ended December 31, 2024, and filed with the SEC on February 13, 2025; Current Report on Form 8-K filed with the SEC on February 13, 2025;  and Quarterly Report on Form 10-Q for the quarter ended January 31, 2025, and filed with the SEC on March 18, 2025, have been incorporated herein by this reference.

NFiniTi undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding NFiniTi should be addressed to Brian Johnston, Chief Executive Officer, at NFiniTi’s principal executive offices, at:   NFiniTi inc., 80 W. Liberty Street, Suite 880, Reno, Nevada 89501.  Mr. Johnston may also be reached by telephone at (778) 372-9794.

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